                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          NOVEN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     (LOGO)
                          NOVEN PHARMACEUTICALS, INC.

                                                                    May 20, 1998

Dear Stockholder:

     The 1998 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. (the "Corporation") will convene at 10:00 A.M. on Monday, June 29, 1998. The meeting will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida and will address the matters referred to in the enclosed Notice of Meeting.

     Your proxy is also enclosed. If you do not plan to attend the meeting, please review the enclosed material, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, sending in your proxy now will assure that your shares are voted. Be assured that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

     The Board of Directors, as well as the executive officers of the Corporation, look forward to seeing you. We hope you will participate in your Annual Meeting, if not in person, then by proxy.

                                           Sincerely yours,

                                           /s/ Steven Sablotsky
                                           STEVEN SABLOTSKY
                                           Chairman of the Board

                    NOTICE OF ANNUAL STOCKHOLDERS MEETING OF
                          NOVEN PHARMACEUTICALS, INC.

                                     (LOGO)

To the Stockholders of Noven Pharmaceuticals, Inc.
(the "Corporation"),

     NOTICE IS HEREBY GIVEN, that the 1998 Annual Meeting of the Stockholders of the Corporation will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida, on Monday, June 29, 1998 at 10:00 A.M. for the following purposes:

          1. to elect seven members to the Board of Directors for the ensuing year; and

          2. to ratify and approve the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Corporation for 1998.

     May 19, 1998 has been fixed as the record date for the determination of the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. All Stockholders are cordially invited to attend the meeting in person.

     Please return the proxy enclosed with this Notice as soon as possible so that your shares can be voted at the 1998 Annual Meeting.

     Please be sure that your proxy is signed and dated; it cannot be voted without your signature.

                                          STEVEN SABLOTSKY

                                          /s/ Steven Sablotsky
                                          Chairman of the Board
                                          By Order of the Board of Directors
Dated: May 20, 1998

                          NOVEN PHARMACEUTICALS, INC.
                                     (LOGO)

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 29, 1998

                                PROXY STATEMENT

     The Board of Directors of Noven Pharmaceuticals, Inc. (the "Corporation") is soliciting proxies, the form of which is enclosed, to be used at the Annual Meeting of Stockholders to be held on Monday, June 29, 1998, and at any adjournment thereof. This proxy statement and the accompanying proxy card are first being sent to Stockholders on or about May 20, 1998.

     The shares of common stock ("Common Stock") represented by all properly executed proxies received by the Corporation will be voted as specified by the Stockholders. If no specifications are given, the Common Stock represented by the proxy will be voted FOR Proposals 1 and 2. A Stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Delaware law, abstentions are treated as present and entitled to vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

     The expense of soliciting proxies will be borne by the Corporation. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Corporation, who will receive no additional compensation, may solicit proxies by any appropriate means. The Corporation will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

     YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                     VOTING SECURITIES AND SHARE OWNERSHIP

     On April 30, 1998 there were 20,475,531 shares of Common Stock, $.0001 par value per share, outstanding. Each share of Common Stock entitles its owner to one vote, either in person or by proxy, upon each matter to come before the meeting.

     The following table sets forth, as of April 30, 1998, information with respect to the beneficial ownership of Common Stock by (i) each person known to the Corporation to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and named executive officer of the Corporation who beneficially owns any shares of Common Stock and (iii) all directors and executive officers of the Corporation as a group.

                                                              NUMBER OF SHARES OF
                                                                 COMMON STOCK
                                                                 BENEFICIALLY       PERCENTAGE OF
NAME                                                               OWNED(1)             TOTAL
----                                                          -------------------   -------------
Steven Sablotsky(2).........................................       4,692,145             22.9%
Robert C. Strauss(3)........................................          50,000               *
Mitchell Goldberg(4)........................................         607,529             2.97%
Sheldon H. Becher(5)........................................         105,957               *
Sidney Braginsky(6).........................................          18,332               *
Lawrence J. DuBow(7)........................................          23,332               *
Robin J. Norris, MD(8)......................................          31,500               *
William A. Pecora (9).......................................          64,458               *
Novartis Pharmaceuticals Corporation(10)....................       1,091,151             5.06%
  59 Route 10
  East Hanover, NJ 07936
Scudder Kemper..............................................       1,140,100             5.57%
  Investments, Inc.(11)
  Two International Place
  Boston, Mass 02110-4103
All directors and executive officers as a group (8 persons)
  (2)(3)(4)(5)(6)(7)(8)(9)).................................       5,593,253            27.08%

---------------

  * (less than 1%)

 (1) To the Corporation's knowledge, all shares of Common Stock are owned beneficially, with sole voting and investment power, except as otherwise noted.
 (2) Includes 18,000 shares subject to options granted pursuant to the Stock Option Plan (the "Plan") which become exercisable on or before July 19, 1998; does not include 82,000 shares subject to options granted pursuant to the Plan a portion of which become exercisable after December 9, 1998; does not include 20,275 shares owned by, or options to purchase 26,000 shares held by his wife, Noreen Sablotsky, nor 34,400 shares held in custodial accounts for the benefit of his minor children and for all of which Mr. Sablotsky disclaims beneficial ownership.
 (3) Shares subject to options granted pursuant to the Plan which are exercisable on or before July 19, 1998; does not include 475,000 shares subject to options granted pursuant to the Plan, a portion of which become exercisable on December 12, 1998.
 (4) Includes 9,000 shares subject to options granted pursuant to the Plan which become exercisable on or before July 19, 1998; does not include 41,000 shares subject to options granted pursuant to the Plan a portion of which become exercisable after December 9, 1998; does not include 2,800 held in custodial accounts for the benefit of his minor children nor 1,500 shares owned by his spouse and for all of which Mr. Goldberg disclaims beneficial ownership.
 (5) Includes 10,832 shares subject to options granted pursuant to the Plan which become exercisable on or before July 19, 1998; does not include 4,168 shares subject to options granted pursuant to the Plan, a portion of which become exercisable after June 3, 1999.

 (6) Shares subject to options granted pursuant to the Plan which are exercisable on or before July 19, 1998; does not include 4,168 shares subject to options granted pursuant to the Plan, a portion of which become exercisable after June 3, 1999.
 (7) Includes 18,332 shares subject to options granted pursuant to the Plan which are exercisable on or before July 19, 1998; does not include 4,168 shares subject to options granted pursuant to the Plan, a portion of which become exercisable after June 3, 1999.
 (8) Shares subject to options granted pursuant to the Plan which are exercisable on or before July 19, 1998.
 (9) Includes 20,000 shares subject to options granted pursuant to the Plan which become exercisable on or before July 19, 1998; does not include 30,000 shares subject to options granted pursuant to the Plan a portion of which become exercisable after December 9, 1998.
(10) Shares subject to purchase through the exercise of certain warrants dated November 15, 1991, April 1, 1993 and November 28, 1994, which have not been exercised, in whole or in part, to date.
(11) On the most recent report on Schedule 13G/A filed on or about February 12, 1998 with the Securities and Exchange Commission, Scudder Kemper Investments, Inc., a registered Investment Advisor, reported shared voting power with respect to 481,500 shares.

                      ELECTION OF DIRECTORS--PROPOSAL (1)

     Unless you specify otherwise on the accompanying proxy, it will be voted for Steven Sablotsky, Robert C. Strauss, Mitchell Goldberg, Sheldon H. Becher, Sidney Braginsky, Lawrence J. DuBow, and Fred G. Weiss, the nominees for directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. All of the nominees have consented to serve if elected. Directors will be elected by a plurality of the shares of Common Stock present or represented and entitled to vote at the meeting.

     If any nominee should become unavailable to serve, the proxies will be voted for a substitute nominee designated by the Board of Directors in its sole discretion. The Board of Directors knows of no reason to anticipate that this will occur. Each of the nominees is presently a director of the Corporation.

     The names of the directors and executive officers and information about each is set forth below.

NAME                                                 AGE                     POSITION
----                                                 ---                     --------
DIRECTORS AND EXECUTIVE OFFICERS
Steven Sablotsky...................................  43    Chairman of the Board
Robert C. Strauss..................................  56    President, Chief Executive Officer and
                                                            Director
Mitchell Goldberg..................................  41    Director
Sheldon H. Becher..................................  69    Director
Sidney Braginsky...................................  60    Director
Lawrence J. DuBow..................................  66    Director
Fred G. Weiss......................................  56    Director
Robin J. Norris, MD................................  51    Vice President and Chief Operating Officer*
William A. Pecora..................................  53    Vice President of Finance and Chief
                                                            Financial Officer

---------------

* Until December 8, 1997

     Mr. Sablotsky is a founder of the Corporation. He has served as Chairman of the Board since its organization in January 1987, and served as President and Chief Executive Officer from January 1987 until December 1997. He is a member of the American Institute of Chemical Engineers.

     Mr. Strauss has been President and Chief Executive Officer and a Director of the Corporation since December 12, 1997. From March 1997 to July 1997, he served as President and Chief Operating Officer of Ivax Corporation. Since 1983, he served in various executive positions with Cordis Corporation, including its President, Chief Executive Officer and Chairman of the Board. Mr. Strauss serves on the Board of Trustees of the University of Miami, and on the Board of Directors of CardioGenesis Corporation, Columbia Laboratories, Inc. and American Bankers Insurance Group, Inc.

     Mr. Goldberg is a co-founder of the Corporation and served as Executive Vice-President from July 1988 through April 1998 and as a director since January 1987. Mr. Goldberg is a cousin of Mr. Sablotsky.

     Mr. Becher has been a director of the Corporation since January 1987 and is Chairman of the Board and President of Becher, Yeager, Nall, Sherburne, Bernard & Company, P.A., Certified Public Accountants, a position he has held for over 10 years, including its predecessor company. Mr. Becher was the chief financial officer of the Corporation from December 1987 until October 1992. Mr. Becher serves as Chairman of the Audit Committee and the Executive Compensation Committee.

     Mr. Braginsky has been a director of the Corporation since June 1992 and is President and Chief Operating Officer of Olympus America, Inc. an international manufacturer of consumer products, cameras, tape recorders, medical endoscopes, optoelectronic equipment, biological and industrial microscopes and clinical analyzers. Mr. Braginsky serves on the Board of Directors of Olympus America, Inc., where he has been employed since 1970. Mr. Braginsky serves as a member of the Audit Committee, the Executive Compensation Committee and the Stock Option Committee.

     Mr. DuBow has been a director of the Corporation since June 1992 and is the founder and Chairman of the Board of HMS Sales and Marketing, Inc., which is presently engaged in marketing pharmaceutical products. Since 1957, he was engaged in various capacities within the pharmaceutical industry, including president and principal stockholder of Lawrence Pharmaceuticals, Inc. Mr. DuBow was the former President of the Drug Wholesalers' Association and a former Chairman of the National Wholesale Druggists' Association. Mr. DuBow serves as a member of the Audit Committee, the Executive Compensation Committee and the Stock Option Committee.

     Mr. Weiss has been a Director of the Corporation since December 1997. Since January 1997, he has been managing director of FGW Associates, a private consulting company. Prior thereto, he was Vice President of Planning, Investment & Development of Warner-Lambert Co. for 13 years. Mr. Weiss serves as a member of the Audit Committee, the Executive Compensation Committee and the Stock Option Committee.

     Dr. Norris served as Vice-President and Chief Operating Officer of the Corporation from April 1995 until December 8, 1997. From March 1993 until January 1995, Dr. Norris was Vice-President of Medical Affairs for Biostar, Inc., a diagnostics company. From 1990 until March 1993, he served as Vice-President of New Product Development for Rhone-Poulenc Rorer, Inc.

     Mr. Pecora has served as Vice President of Finance and Chief Financial Officer of the Corporation since September 1992. From September 1987 until September 1992, Mr. Pecora was Vice-President of Finance of Elexis Corporation, a public company engaged in manufacturing health care accessories. Prior thereto, he served as Senior Vice-President of Finance and Administration for International Jensen, Inc., a division of Esmark, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors held ten meetings in 1997 and took action by unanimous written consent on two occasions. Each director attended more than 75 percent of the meetings of the Board of Directors, and the Committees on which he served.

AUDIT COMMITTEE

     The Audit Committee reviews the financial statements of the Company and management's disclosures and recommends to the Board of Directors the independent public accountants to be employed by the Corporation. The Audit Committee also confers with the independent public accountants concerning the scope of the audit and, on completion of their audit, reviews the accountants' findings and recommendations, reviews the adequacy of the Corporation's system of internal accounting controls and reviews areas of possible conflicts of interest and sensitive payments. The Audit Committee held three meetings in 1997.

EXECUTIVE COMPENSATION COMMITTEES

     The Executive Compensation Committee develops and implements formal policies with respect to executive compensation in order to best link future compensation to the level of performance of the executive and the overall performance of the Corporation. The Executive Compensation Committee held four meetings in 1997.

STOCK OPTION COMMITTEE

     The Stock Option Committee administers the Corporation's Stock Option Plan. The Stock Option Committee also evaluates and makes recommendations to the Board of Directors concerning stock option plans and other benefit programs. The Stock Option Committee held three meetings in 1997.

COMPENSATION

  Directors

     Directors of the Corporation, who are also employees, do not receive any stated salary for services rendered in their capacity as directors but, by resolution of the Board, a fixed fee and/or reimbursement of expenses may be provided for attendance at each meeting. No such fees or reimbursements were paid in 1997.

     Each director not employed by the Corporation receives $7,500 per year for his services as a director, in addition to $750 for each Board meeting attended and $750 for each Committee meeting attended. In addition, the Chairman of each Committee receives $2,500 per year for his services as Chairman.

     Further, in June 1997, Messrs Becher, Braginsky and DuBow were each awarded options to purchase 5,000 shares upon re-election to the Board of Directors pursuant to the terms of the Stock Option Plan.

  Executive Officers

     The following table sets forth all compensation paid or accrued during the three fiscal years ended December 31, 1997 by the Corporation for services rendered by certain executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                   ANNUAL COMPENSATION        ---------------------
                                               ---------------------------    SECURITIES UNDERLYING
        NAME AND PRINCIPAL POSITION*           YEAR     SALARY      BONUS            OPTIONS
        ----------------------------           ----    --------    -------    ---------------------
Steven Sablotsky.............................  1997    $373,077          0                 0
  Chairman of the                              1996    $325,000    $65,000            60,000
  Board                                        1995    $290,000    $50,000            40,000

Robert C. Strauss**..........................  1997    $  7,692          0           525,000
  President and Chief                          1996         N/A        N/A               N/A
  Executive Officer                            1995         N/A        N/A               N/A

Mitchell Goldberg............................  1997    $189,038          0                 0
  Executive Vice                               1996    $165,000    $33,000            30,000
  President                                    1995    $150,000    $25,000            20,000

Robin J. Norris, MD***.......................  1997    $211,038          0                 0
  Vice President and                           1996    $187,000    $37,500            25,000
  Chief Operating                              1995    $121,000    $15,000           115,000
  Officer

William A. Pecora............................  1997    $129,231          0                 0
  Vice President of                            1996    $110,000    $22,000            20,000
  Finance and Chief                            1995    $104,000    $10,000            20,000
  Financial Officer

---------------

  * Includes President (chief executive officer) and most highly compensated executives whose salary and bonus exceeded $100,000 in 1997.

 ** Mr. Strauss' employment with the Corporation became effective December 12,
    1997; therefore, the salary as listed is for that portion of the year.

*** Dr. Norris' employment with the Corporation terminated on December 8, 1997.

STOCK OPTIONS

     The following table sets forth all grants in 1997 of stock options to the executive officers named in the Summary Compensation Table.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE VALUE
                                               % OF TOTAL                            AT ASSUMED ANNUAL RATES OF
                                                OPTIONS                             STOCK PRICE APPRECIATION FOR
                                               GRANTED TO   EXERCISE                         OPTION TERM
                                     OPTIONS   EMPLOYEES    OR BASE    EXPIRATION   -----------------------------
NAME                                 GRANTED    IN 1997      PRICE        DATE           5%              10%
----                                 -------   ----------   --------   ----------   -------------   -------------
Robert C. Strauss..................  525,000     85.85%        6.18     12/12/04     $1,307,534      $3,079,031

     The following table sets forth certain information with respect to outstanding stock options held at year end by the named executive officers or exercised under the Plan in 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS AT
                                                              HELD AT DECEMBER 31, 1997             DECEMBER 31, 1997(2)
                       SHARES ACQUIRED       VALUE        ---------------------------------   ---------------------------------
NAME                   ON EXERCISE(#)    REALIZED($)(1)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                   ---------------   --------------   --------------   ----------------   --------------   ----------------
Steven Sablotsky.....         N/A               N/A           18,000             82,000          $    --           $     --
Robert C. Strauss....         N/A               N/A           50,000            475,000          $41,000           $389,500
Mitchell Goldberg....         N/A               N/A            9,000             41,000          $    --           $     --
William A. Pecora....       8,192            49,152           20,000             30,000          $    --           $     --
Robin J. Norris......         N/A               N/A           31,500                 --          $    --           $     --

---------------

(1) Represents difference between exercise price and market price of Noven Common Stock on date of exercise.
(2) Represents difference between exercise price and market price of Noven Common Stock on December 31, 1997 ($7.00).

EMPLOYMENT AGREEMENTS

     In December 1994, the Corporation entered into three-year employment agreements with Steven Sablotsky and Mitchell Goldberg. Each of these agreements provided for annual cost of living increases and additional annual increases and bonuses at the discretion of the Board of Directors. Mr. Sablotsky's agreement provided for, among other things, life and disability insurance and an automobile. Mr. Goldberg's employment agreement provided for, among other things, life and disability insurance. These agreements expired on December 31, 1997.

     On December 12, 1997, the Corporation entered into an Employment Agreement with Robert C. Strauss, as President and Chief Executive Officer. This Agreement expires on December 31, 2002 unless extended for consecutive one year terms under certain conditions. Mr. Strauss' base salary under the Agreement is $400,000 per annum subject to cost of living increases each year and further increases and incentive compensation at the sole discretion of the Board of Directors. In addition, Mr. Strauss was granted options to purchase 525,000 shares of common stock at a per share exercise price of $6 3/16 pursuant to the provisions of the Stock Option Plan. Options for 50,000 shares of common stock vested and became exercisable immediately, and the remaining shares are subject to vesting over a five year period. Mr. Strauss is also entitled to participate in all incentive, savings and retirement plans as well as welfare benefit plans that are available to executive officers of the Corporation. Further, upon termination "without cause" (as defined in the Agreement), including termination after a "change of control" through (i) the acquisition of 30% or more of the then issued and outstanding shares of common stock of the Corporation by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934), (ii) the reconstitution of the Board of Directors whereby the existing members cease to constitute at least a majority of the Board, (iii) the approval of a reorganization or consolidation, where stockholders of the Corporation do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated corporation, (iv) a liquidation or dissolution of the Corporation, or (v) a sale or distribution of all or substantially all the assets of the Corporation, Mr. Strauss would be entitled to a lump sum payment equal to his then annual base salary and an additional one year base salary paid over a period of two subsequent years, as well as the vesting of 50% of outstanding options not otherwise vested.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's executive officers and directors are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to the Corporation. Based solely on its review of the copies of such reports furnished to the Corporation, the Corporation believes that during 1997 all of its executive officers and directors complied with the Section 16(a) requirements.

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total Stockholder return on the Corporation's Common Stock against the cumulative total return of the Russell 2000 Stock Index and Peer Group (Value Line Drug Industry) for the five year period through December 31, 1997.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*
            NOVEN COMMON STOCK, RUSSELL 2000 INDEX AND PEER GROUP**
                     (PERFORMANCE RESULTS THROUGH 12/31/97)

        MEASUREMENT PERIOD                NOVEN                               DRUGS (PEER
      (FISCAL YEAR COVERED)          PHARMACEUTICALS   RUSSELL 2000 INDEX       GROUP)
         1992                             100.00             100.00              100.00
         1993                             109.71             118.91               98.71
         1994                              96.12             116.55              103.00
         1995                              87.38             149.70              184.33
         1996                             108.74             174.30              243.78
         1997                              54.37             213.00              418.53

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Noven Common Stock, Russell 2000 Index and Peer Group.

  * Cumulative total return assumes reinvestment of dividends.
 ** Peer Group consists of Value Line Drug Industry.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     For the year ended December 31, 1997, the Corporation paid $98,685 to the accounting firm of Becher, Yeager, Nall, Sherburne, Bernard & Company, P.A. Sheldon H. Becher, a director of the Corporation, is the Chairman of the Board, the President and a stockholder of this firm.

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Policy

     The Corporation's executive compensation program is administered by the Compensation Committee (the "Committee"), which consists of four non-employee directors. The compensation program is based on the general principle that compensation be designed to allow the Corporation to secure and retain the services of high quality executives.

     The Corporation's compensation program consists of the following three components: 1) a base salary, 2) annual incentives and 3) long-term incentives. The Corporation's annual incentives are awarded in the form of cash bonuses and long-term incentives are awarded in the form of stock options.

     It is the Committee's belief that the base salary should be the major fixed element of an executive compensation package. The base salary for executives is targeted at the mean level for competitors in the pharmaceutical industry. For the purpose of establishing these levels, the Corporation compares itself to a self-selected group of six pharmaceutical companies that compete with the Corporation in business or who are in competition with the Corporation for executive talent.

     The Committee further believes annual incentives, in the form of cash bonuses, should be used to reward an individual executive for exceptional performance. Thus, annual incentives can serve as a motivational tool to focus the executive's attention on his own performance. The determination of what is exceptional performance is, at this stage, a subjective one made by the members of the Committee based on general criteria, including the executive's role in the progress of the Corporation's products, regulatory matters, organizational staffing and other corporate developments. Annual incentives also allow the Committee to adjust compensation packages on an annual basis so that they remain competitive.

     Stock options allow the Corporation to motivate executives to increase stockholder value. This type of incentive also allows the Corporation to recruit members of the management team whose contributions and skills are important to its long-term success. Incentives, in the form of stock options, also provide the Corporation with a method of compensation that avoids cash expenditures. Recommendations concerning stock options and the administration of the Corporation's Stock Option Plan are made by the Stock Option Committee.

     The Committee evaluates the following seven factors in order to determine an adequate level of total compensation:

          (1) Type of responsibility of the executive;

          (2) Executive's level within the Corporation;

          (3) Corresponding amounts paid by members of the defined competitive industry group;

          (4) Supply and demand factors;

          (5) Size of Corporation;

          (6) Executive performance; and

          (7) Corporation's profitability.

     The Committee assigns no specific weight to any of the foregoing factors when making compensation determinations.

  Chief Executive Officer Compensation

     Mr. Sablotsky was the Corporation's Chief Executive Officer through December 12, 1997, with his base salary set by contract. Mr. Sablotsky did not receive a bonus for 1997, nor was he granted any stock options. He presently serves as the Chairman of the Board at the same salary received in 1997 (increased by a cost of living factor) and with the same benefits.

     The Committee took into account the Corporation's financial performance in 1997 as compared to 1996, as well as the recent employment of Robert C. Strauss as President and Chief Executive Officer, in its determination.

     Compensation Committee:
         Sheldon H. Becher (Chairman)
         Sidney Braginsky
         Lawrence J. DuBow
         Fred G. Weiss

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL NOMINEES.

            RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
                  CERTIFIED PUBLIC ACCOUNTANTS -- PROPOSAL (2)

     The Corporation has been advised that a representative of Deloitte & Touche LLP will be present at the 1998 Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the ratification and approval of the appointment of Deloitte & Touche LLP. In the event of a negative vote on the ratification of such selection, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE CERTIFIED PUBLIC ACCOUNTANTS OF THE CORPORATION FOR 1998.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorization to vote all proxies in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Proposals on matters appropriate for Stockholder consideration, consistent with the regulations of the Securities and Exchange Commission, which are submitted by Stockholders for inclusion in the proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders, must be received by the Corporation on or before January 20, 1999. Such Stockholder proposals may be mailed to the Secretary, Noven Pharmaceuticals, Inc., 11960 Southwest 144th Street, Miami, Florida 33186.

                                    GENERAL

     In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

     PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY. THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.

                                          By order of the Board of Directors

                                          /s/ Steven Sablotsky
                                          STEVEN SABLOTSKY
                                          Chairman of the Board

                                                                      Appendix A


                          NOVEN PHARMACEUTICALS, INC.
       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 29, 1998

    The signer(s) hereby appoint(s) Steven Sablotsky, Robert C. Strauss and Sheldon H. Becher, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held June 29, 1998, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting. This Proxy is solicited on behalf of the Board of Directors.

1. ELECTION OF DIRECTORS

  To elect seven directors for a term of one year as indicated below:

   Steven Sablotsky, Robert C. Strauss, Mitchell Goldberg, Sheldon H. Becher,
             Sidney Braginsky, Lawrence J. DuBow and Fred G. Weiss

2. PROPOSAL TO RATIFY AND APPROVE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1998.

    The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of directors and Item 2 as set forth in the Proxy Statement dated May 20, 1998.

    (Vote and sign on the other side. Signature(s) should be exactly as addressed. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee or Guardian, please give your full title as such.)

                                                                                       -----------------------------
                                                                                           Please mark your vote
                                                                                                with an X.
                                                                                            Avoid using red ink

                                                                                       -----------------------------

1. ELECTION OF DIRECTORS

  The Board of Directors recommends a vote FOR Item 1.

   [ ] Vote For all Nominees*                            [ ] Withhold vote for all Nominees

*To withhold authority to vote for any Nominee write the Nominee's name here:

--------------------------------------------------------------------------------

2. RATIFY AND APPROVE ACCOUNTANTS

The Board of Directors recommends a vote FOR Item 2.

        [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                                                   Dated ________________, 1998



                                             -----------------------------------
                                                   Signature of Stockholder



                                             -----------------------------------
                                                       Signature (if joint)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE, OR MUTILATE.